Exhibit 32.1


CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Colette Cozean, certify, pursuant to 18 United States Code,
Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Annual Report of SurgiLight, Inc. on
Form 10-KSB for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of SurgiLight, Inc.


Date:  April 14, 2006	By: /s/  Colette Cozean
			Colette Cozean
			Chairwoman and Chief Executive Officer



I, Stuart Michelson, certify, pursuant to 18 United States Code,
Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Annual Report of SurgiLight, Inc. on
Form 10-KSB for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of SurgiLight, Inc.



Date:  April 14, 2006	By: /s/  Stuart Michelson
			Stuart Michelson
			Chief Financial Officer